2Q10 Earnings Conference Call Supplemental Materials July 21, 2010 Exhibit 99.2

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
discussed in these forward-looking statements.
Factors that might cause such a difference include,
but are not limited to, those discussed in the
Company’s periodic and other filings with the SEC.

3 Introductory Comments

Introductory Comments
Summary – Position
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality; Extraordinary Capital
Favorable Interest Rate And Credit Risk Positioning
Some of the Highest Capital Ratios of Bank Holding
Companies with More Than $5 Billion in Assets
Approximately $1.0 Billion in Excess Cash
Future Growth Engines in Multiple Markets
Strategic Recruiting Continued During The 2
nd
Quarter
Fortunately, We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities

Corporate Overview
2Q10
Deposit Market Share as of  June 30, 2009
Source: SNL Financial
Map Reflects Locations as of  June 30, 2010
NASDAQ Traded     IBKC
Headquarters Lafayette, LA
Founded 1887
Market Cap               $ 1.4 Billion
Locations                     214
(Bank Branches       134)
FTE’s                           1,993
Asset Size $ 10.4 Billion
Deposits                   $  8.1 Billion
Loans                        $ 5.8 Billion
Clients                         216,000
Subsidiaries
IBERIABANK
IBERIABANK fsb
Lenders Title
Arkansas
36 Branches
$964 mm deposits
#11 Rank
23 Non-bank Offices
Texas
2 Branches
Opened in 2009
Not Yet Ranked
3 Non-bank Offices
Louisiana
50 Branches
$3.14 bil deposits
#5 Rank
22 Non-bank Offices
Alabama
8 Branches
$411 mm deposits
#23 Rank
3 Non-bank Offices
Florida
36 Branches
$2.96 bil deposits
#20 Rank
8 Non-bank Offices
Tennessee
2 Branches
$101 mm deposits
#145 Rank
1 Non-bank Office

Introductory Comments
Strategic Goals & Priorities
•
Double-Digit Annual EPS Growth
•
ROTE Of 23% - 25%
•
Bank Tangible Efficiency < 50%
•
Top Quartile Asset Quality
•
Develop Memphis, Mobile & Houston
•
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
•
Expand Wealth Management/Financial
Advisory Business
•
Provide Depth For Unusual Opportunities
•
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

7 Financial Overview

Introductory Comments
Summary – 2Q10 and 6/30/10
T/E Net Interest Income Up $1.7mm (+2%)
Credit Quality Statistics Excluding FDIC Covered Assets:
•
NPA/Assets = 0.91% (1.01% in 1Q10)
•
30+ Days Past Due = 1.90% (2.04% in 1Q10)
•
Loan Loss Reserve/Loans = 1.52% (1.53% in 1Q10)
•
Net COs/Avg Loans = 0.57% (0.41% in 1Q10)
•
Provision = $6mm ($13mm in 1Q10)
Minimal Investment Sale Gains in 2Q10 ($0.1mm Gain in 1Q10)
One-Time Acquisition Related Costs = $3.5mm ($2.3mm in
1Q10)
EPS = $0.33, Down 45% from 1Q10
$6.4mm or $0.15 EPS Impact In 2Q10 Related To Additional
Impairment On FDIC Covered Assets

Financial Overview
Favorable Balance Sheet Growth
2Q10 Results
2Q10 Results
•
Loans +$21mm, +0.4%
•
Deposits +$119mm +1%
•
Loan/Deposits = 71%
•
Equity = +$6mm, +1%
•
Equity/Assets = 12.56%
•
Tier 1 Leverage = 11.15%
•
Div Payout = 103.3%
•
ROA = 0.34%
•
ROE = 2.73%
•
ROTE = 3.73%
•
Efficiency Ratio = 75%
•
Tang Eff. Ratio = 72%
•
BV/Share = $48.31
•
Tang BV/Share = $38.71

New Markets Loans 10 data through July 19, 2010

New Markets Non-Core Deposits 11 data through July 19, 2010

New Markets Core Deposits 12 Deposit data through July 19, 2010

Financial Overview
Trends - Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Conforming
Rates
Remain Low
Substantial
Refi Activity
Sales
Spreads
Remain
Favorable
Improved
Competitive
Dynamics In
Mortgage
Business

Financial Overview
Trends – Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Market Gone &
Alt-A Market Is
Stalled
Jumbo Spread
Has Narrowed
Considerably
Mix Of FHA/VA
& Conforming
Product
In  June, 42%
Of Our
Production
Was FHA/VA
And 45% Was
Conventional

Financial Overview
Mortgage Quarterly Revenues
In 2Q10 Closed
$442mm (+50%
Vs. 1Q10)
In 2Q10 Sold
$400mm (+39%
Vs. 1Q10)
2
nd
Highest
Revenue Quarter
in Company
History
2Q10 Vs. 1Q10:
44% Increase In
Mtg. Revenues
$197mm Locked
Pipeline on
7/16/10

16 Financial Overview Title Insurance Qtrly Revenues Title & Mortgage Footprints Don’t Necessarily Overlap 2Q10: $4.8mm In Revenues (+30% Vs. 1Q10) Impairment Recorded in 4Q09 Totaling $9.7 mm

Financial Overview
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Favorable Repricing Opportunities
Includes Orion Bank and Century Bank Acquisitions
2Q10 3Q10 4Q10 1Q11 2Q11
Cash Equivalents 1,094.1 $     - $       - $       - $       - $
1.27% 0.00% 0.00% 0.00% 0.00%
Investments 191.6 $       157.0 $    109.3 $    96.4 $     77.6 $
3.69% 4.24% 4.49% 4.31% 4.45%
Loans 2,427.8 $     295.6 $    326.5 $    282.3 $    221.0 $
4.86% 6.09% 5.04% 5.50% 5.22%
Time Deposits 667.1 $       579.2 $    471.7 $    453.6 $    219.3 $
2.08% 1.87% 1.85% 1.77% 2.06%
Borrowed Funds 407.9 $       8.5 $       39.8 $     1.0 $       6.3 $
1.76% 4.94% 2.41% 4.12% 4.59%

Financial Overview
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of June 30, 2010 model, as of June 30, 2010
As Rates Have Fallen And Cash Has Accumulated, Become
More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Includes FDIC Assisted Acquisitions of CapitalSouth, Orion and Century
Base Blue Forward
Change In:
-200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income -2.2% -1.6% 0.0% 10.0% 20.4% 2.0% 1.2%
Economic
Value of
Equity
-9.8% -5.7% 0.0% 2.4% 1.4% -0.7% 0.7%

19 Capital Annual Change In Stock Price

Capital
Last 12 Months Price Change By Index
Source: SNL Through July 19, 2010 Source: SNL Through July 19, 2010
(20.0) (15.0) (10.0) (5.0) - 5.0 10.0 15.0 20.0 25.0 30.0 35.0
New England Banks
Banks $500M-$1B
Micro Cap Banks
Banks $1B-$5B
Banks $250M-$500M
Banks < $500M
NASDAQ Bank
Western Banks
Banks < $250M
NASDAQ Finl
NYSE
Large Cap Banks
Banks
Mid-Atlantic Banks
Banks > $10B
S&P 500
Southeast Banks
Russell 3000
All Financial Institutions
S&P Financials
NASDAQ
Russell 2000
S&P Small-Cap
S&P Bank
Banks $5B-$10B
Midwest Banks
Small Cap Banks
IBERIABANK Corporation
S&P Mid-Cap
KBW Bank
Mid Cap Banks
Southwest Banks
TARP Participants
+24%

Capital
3 Years Price Change By Index
Source: SNL Through July 16, 2010 Source: SNL Through July 16, 2010
(80.0) (70.0) (60.0) (50.0) (40.0) (30.0) (20.0) (10.0) - 10.0
Southeast Banks
S&P Bank
Micro Cap Banks
Mid Cap Banks
S&P Financials
Banks > $10B
KBW Bank
Banks
Mid-Atlantic Banks
Large Cap Banks
TARP Participants
Midwest Banks
Banks $250M-$500M
Banks < $500M
All Financial Institutions
Banks $500M-$1B
Banks $1B-$5B
Banks < $250M
Small Cap Banks
NASDAQ Bank
New England Banks
Banks $5B-$10B
NASDAQ Finl
Southwest Banks
NYSE
Western Banks
S&P 500
Russell 3000
Russell 2000
S&P Small-Cap
S&P Mid-Cap
NASDAQ
IBERIABANK Corporation
+10%

22 Asset Quality

Residential
7%
Home Equity
8%
Credit Card
1%
Automobile
1%
Indirect
Automobile
4%
Other Consumer
1%
Business
17%
Commercial RE
23% All Other Loans
2%
CapitalSouth
Gross Loans
= 4%,
Discount = 1%
Orion
Gross
Loans = 13%,
Discount = 9%
Century
Gross Loans
= 6%,
Discount = 3%
indicates loan discount

Asset Quality
Loan Portfolio Mix
% based on gross portfolio – excluding discounts on
loans acquired in FDIC-assisted transactions
$000s % of CRE
%
Loans
C&D-IBERIABANK fsb 59,218 $             4% 1%
C&D-IBERIABANK 243,191              16% 4%
CRE-Owner Occupied 588,305              38% 9%
CRE-Non-Owner Occupied 670,320              43% 10%
Total Commercial RE 1,561,034 $         100% 23%

Asset Quality
2Q10 Compared To Prior Quarters
Note: Includes FDIC Assisted Acquisitions
     ($thousands)
4Q09 1Q10 2Q10 4Q09 1Q10 2Q10 4Q09 1Q10 2Q10
Nonaccruals 865,494 $    792,148 $    629,822 $    27,947 $      24,569 $      22,537 $      893,441 $    816,717 $    652,358 $
OREO & Foreclosed 62,811         38,706         35,666         11,281         11,436         10,177         74,092         50,142         45,843
90+ Days Past Due 42,184         58,259         91,296         1,767           1,316           2,416           43,952         59,575         93,712
  Nonperforming Assets 970,489 $    889,113 $    756,784 $    40,996 $      37,321 $      35,130 $      1,011,485 $  926,434 $    791,914 $
NPAs/Assets 12.05% 10.24% 8.76% 2.68% 2.27% 2.11% 10.43% 8.91% 7.63%
NPAs/(Loans + OREO) 20.05% 18.67% 15.77% 4.03% 3.64% 3.49% 17.27% 16.00% 13.64%
LLR/Loans 0.72% 0.93% 1.59% 2.12% 1.98% 2.04% 0.96% 1.11% 1.67%
Net Charge-Offs/Loans 0.04% 0.13% 0.47% 0.78% 1.41% 0.31% 0.18% 0.36% 0.44%
Past Dues:
30-89 Days Past Due 199,558 $    110,121 $    115,094 $    9,461 $        7,647 $        3,585 $        209,019 $    117,769 $    118,679 $
90+ days Past Due 42,184         58,259         91,296         1,767           1,316           2,416           43,952         59,575         93,712
Nonaccual Loans 865,494       792,148       629,822       27,947         24,569         22,537         893,441       816,717       652,358
Total 30+ Past Dues 1,107,236 $  960,528 $    836,213 $    39,176 $      33,533 $      28,537 $      1,146,412 $  994,061 $    864,750 $
% Loans 23.17% 20.33% 17.55% 3.90% 3.30% 2.86% 19.82% 17.32% 15.01%
Loan Mix:
Commercial 61.6% 61.9% 64.6% 67.8% 69.1% 68.5% 62.7% 63.0% 65.0%
Consumer 11.7% 11.8% 13.3% 19.0% 18.5% 18.9% 13.0% 13.0% 14.3%
Mortgage 19.6% 19.2% 14.9% 6.8% 6.4% 6.6% 17.3% 17.1% 13.6%
Business Banking 1.7% 1.6% 1.6% 2.1% 2.0% 1.9% 1.7% 1.7% 1.7%
Indirect 5.4% 5.5% 5.6% 0.0% 0.0% 0.0% 4.5% 4.5% 4.7%
Credit Cards 0.0% 0.0% 0.0% 4.3% 4.0% 4.1% 0.8% 0.7% 0.7%
   Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK IBERIABANK fsb IBERIABANK Corporation

Asset Quality
Loans Past Due + Non-Accruals
By Entity: 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
IBERIABANK (Ex-FDIC Covered Assets)
     30+ days past due 0.31% 0.33% 0.32% 0.58% 0.67% 0.81%
     Non-accrual 0.54% 0.47% 0.45% 0.38% 0.94% 0.78%
     Total Past Due 0.85% 0.80% 0.77% 0.96% 1.61% 1.59%
IBERIABANK fsb
     30+ days past due 1.85% 1.73% 1.09% 1.12% 0.88% 0.60%
     Non-accrual 2.12% 1.68% 2.45% 2.78% 2.42% 2.26%
     Total Past Due 3.97% 3.41% 3.54% 3.90% 3.30% 2.86%
Consolidated (Ex-FDIC Covered Assets)
     30+ days past due 0.65% 0.64% 0.50% 0.72% 0.73% 0.77%
     Non-accrual 0.90% 0.74% 0.92% 0.97% 1.31% 1.13%
     Total Past Due 1.55% 1.38% 1.42% 1.69% 2.04% 1.90%
CapitalSouth Only
     30+ days past due 7.62% 7.59% 10.01% 9.78%
     Non-accrual 24.64% 29.68% 23.97% 26.19%
     Total Past Due 32.26% 37.27% 33.98% 35.97%
Orion Only
     30+ days past due 16.54% 8.56% 12.49%
     Non-accrual 57.58% 59.86% 41.73%
     Total Past Due 74.12% 68.42% 54.22%
Century Only
     30+ days past due 10.52% 10.81% 11.79%
     Non-accrual 53.50% 43.73% 45.10%
     Total Past Due 64.02% 54.54% 56.89%
Consolidated With FDIC Covered Assets
     30+ days past due 1.08% 4.37% 3.09% 3.69%
     Non-accrual 2.87% 15.45% 14.23% 11.32%
     Total Past Due 3.95% 19.82% 17.32% 15.01%
Loans Past Due
Loans Past Due 30 Days Or More And Nonaccruing Loans As % Of Loans Outstanding

27 Asset Quality Trends – Entity NPAs & Past Dues Note: Includes FDIC Assisted Acquisitions

Asset Quality
Trends – Entity LLR & Net COs
Note: Includes FDIC Assisted Acquisitions
(Dollars in $000s) 2Q09 3Q09 4Q09 1Q10 2Q10 $Chg
6/30/09 9/30/09 12/31/09 3/31/10 06/30/10 Last Qtr.
Loan Loss Reserve* IBERIABANK 30,098 $         31,629 $         34,431 $         43,763 $         75,660 $         31,897 $
IBERIABANK fsb
16,231            17,158            21,337            20,112 20,340 228
Consolidated 46,329 $         48,787 $         55,768 $         63,875 $         96,000 $         32,125 $
LLR / Total Loans IBERIABANK 1.01% 0.94% 0.72% 0.93% 1.59%
IBERIABANK fsb
1.89% 1.86% 2.12% 1.98% 2.04%
Consolidated 1.21% 1.13% 0.96% 1.11% 1.67%
Net Charge-Offs IBERIABANK 553 $              8,943 $           419 $              1,530 $           5,351 $           3,821 $
IBERIABANK fsb
2,562              14,041            1,865              3,564              760                 (2,804)
Consolidated 3,116 $           22,984 $         2,284 $           5,094 $           6,111 $           1,017 $
Net COs/Avg Loans IBERIABANK 0.08% 1.13% 0.04% 0.13% 0.46%
IBERIABANK fsb
1.22% 6.16% 0.78% 1.41% 0.31%
Consolidated 0.33% 2.26% 0.18% 0.36% 0.44%
LLR Coverage Of NPAs IBERIABANK 159% 28% 4% 5% 10%
IBERIABANK fsb
40% 47% 52% 54% 58%
Consolidated 78% 32% 6% 7% 12%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due
(Dollars in $000s) 2Q09 3Q09 4Q09 1Q10 2Q10** 2Q10
6/30/09 9/31/09 12/31/09 3/31/10 06/30/10 06/30/10
% of Outstandings Commercial 60.9% 63.1% 62.7% 63.0% 65.7% 65.0%
Mortgage 12.5% 12.6% 17.3% 17.1% 10.2% 13.6%
Consumer 15.9% 14.8% 13.0% 13.0% 14.6% 14.3%
Indirect 7.1% 6.2% 4.5% 4.5% 6.4% 4.7%
Business Banking 2.6% 2.3% 1.7% 1.7% 2.3% 1.7%
Credit Cards 1.0% 1.0% 0.8% 0.7% 1.0% 0.7%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.45% 4.82% 24.62% 21.17% 2.04% 17.08%
Mortgage 1.25% 4.25% 17.52% 16.61% 1.92% 16.54%
Consumer 1.20% 1.82% 9.74% 8.06% 1.68% 10.96%
Indirect 1.06% 1.05% 1.19% 1.01% 0.78% 0.78%
Business Banking 1.29% 1.33% 2.17% 2.73% 2.51% 2.51%
Credit Cards 1.32% 1.20% 1.52% 2.12% 1.48% 1.71%
Total Loans 1.38% 3.95% 19.82% 17.32% 1.90% 15.01%
IBERIABANK 0.80% 4.06% 23.04% 20.21% 1.59% 17.42%
IBERIABANK fsb
3.41% 3.54% 3.90% 3.30% 2.86% 2.86%
Consolidated 1.38% 3.95% 19.82% 17.32% 1.90% 15.01%
* Includes nonaccruing loans
** Excludes FDIC assisted acquisitions

Asset Quality
Loan Loss Reserve
IBERIABANK Franchise
•
IBERIABANK Comprises 82% Of Consolidated Loan Portfolio
•
Legacy IBERIABANK Credits Performing Very Well
•
Classified Assets And NPAs Remain Favorable
•
$ 12 Million Loan Loss Provision In 2Q10 (1Q10 = $11 Million)
IBERIABANKfsb
Franchise
•
Construction Portfolio Continues To Compress
•
Continuing To Aggressively Address Potential Problems
•
$1 Million Loan Loss Provision in 2Q10 (1Q10 = $2 Million)
$6.0 Million In
Legacy Net
Charge-Offs In
2Q10 (0.57% Of
Average Loans)
2Q09 3Q09 4Q09 1Q10 2Q10
Net Charge-Offs - Legacy IBKC 5,358 $      22,980 $    2,283 $      5,094 $      5,956 $
Loan Growth 864           5,325         14,326       (501)          354
Change In Asset Quality 3,803        (3,009)        (7,350)       8,608         158
Loan Loss Provision - Legacy IBKC 10,025 $    25,295 $    9,260 $      13,201 $    6,468 $
Loan Loss Provision - FDIC Acqs. -            -            -            -            6,431
Total Loan Loss Provision 10,025 $    25,295 $    9,260 $      13,201 $    12,899 $
Net Charge-Offs/Avg. Loans 0.33% 2.25% 0.18% 0.36% 0.44%
Loan Loss Reserve/Loans 1.21% 1.14% 0.96% 1.11% 1.67%

Asset Quality
C&D Loans And
NPAs Compared To
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
The Lowest Level Of
C&D Loan Exposure
Compared To Peers
One Of The Lowest
Levels Of NPAs
Compared To Peers
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0%
IBKC
SFNC
SBCF
HBHC
TRMK
PNFP
CCBG
BXS
PRSP
WTNY
UCBI
OZRK
5.0%
C&D Loans /
Total Loans
0.00% 2.00% 4.00% 6.00% 8.00% 10.00%
PRSP
IBKC - Ex Acquisitions
HBHC
SFNC
BXS
PNFP
TRMK
OZRK
WTNY
CCBG
UCBI
SBCF
0.91%
9.30%
IBKC Including Acquisitions
NPAs / Total
Assets

32 Asset Quality Commercial Real Estate Loan Portfolio Excludes covered loans related to FDIC-Assisted Acquisitions

Asset Quality
Commercial Real Estate Loan Portfolio
Note: Includes commercial construction and land development loans
Excludes covered loans related to FDIC-Assisted Acquisitions
IBERIABANK
IBERIABANK
fsb
TOTAL
Non-Owner Occupied
Current 696.5 $         169.8 $         866.3 $
Past Due 15.1              0.8               15.8
Nonaccrual 10.0              11.7              21.7
Total 721.6 $         182.3 $         903.8 $
   % Nonaccrual 1.39% 6.41% 2.40%
Owner Occupied
Current 518.9 $         127.7 $         646.6 $
Past Due 2.4               0.1               2.5
Nonaccrual 3.7               4.4               8.1
Total 525.1 $         132.1 $         657.2 $
   % Nonaccrual 0.71% 3.30% 1.23%
Total CRE 1,246.6 $      314.4 $         1,561.0 $
   % Nonaccrual 1.10% 5.10% 1.91%
Last Qtr (3/31/10) 1.46% 5.26% 2.33%
Non-Owner Occup/Tier 1 Cap.
98% 112% 74%

34 Asset Quality Commercial Loan Composition Note: At June 30, 2010; Includes commercial construction and land development loans – excludes Covered Assets

35 Consumer Loan Portfolio

Consumer Loan Portfolio
By Product – Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Excludes Covered Loans from FDIC Acquisitions
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 11% 13% 4% 5% 6% 14%
750 - 799 36% 34% 22% 25% 26% 30%
700 - 749 25% 23% 32% 25% 26% 21%
650 - 699 15% 14% 18% 20% 17% 17%
600 - 649 4% 7% 9% 10% 10% 8%
550 - 599 4% 4% 5% 6% 6% 5%
500 - 549 2% 3% 5% 6% 5% 3%
450 - 499 1% 1% 2% 2% 2% 1%
400 - 449 0% 0% 0% 0% 1% 0%
Other 2% 1% 3% 2% 1% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 738        726          731              692              696           718
Consumer Portfolio - Score Distribution By Product

Consumer
Loan
Portfolio
Past Dues
By Product
Generally Good
And Stable
Asset Quality
Across
Consumer
Products
Excludes Covered Loans from FDIC Acquisitions
3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10
Home Equity Lines of Credit
30 to 59 Days Past Due 0.68% 0.19% 0.32% 0.57% 0.86% 0.47%
60 to 89 Days Past Due 0.07% 0.14% 0.07% 0.33% 0.14% 0.05%
Over 90 Days Past Due 0.11% 0.19% 0.13% 0.07% 0.14% 0.29%
Total 30+ Days Past Due 0.86% 0.52% 0.51% 0.98% 1.14% 0.80%
Net Charge-Offs 0.23% 0.07% 1.25% 0.35% 0.47% 0.58%
Home Equity Term Loans
30 to 59 Days Past Due 0.56% 0.46% 0.57% 0.85% 1.08% 0.45%
60 to 89 Days Past Due 0.17% 0.17% 0.20% 0.22% 0.18% 0.24%
Over 90 Days Past Due 0.06% 0.28% 0.21% 0.32% 0.19% 0.13%
Total 30+ Days Past Due 0.79% 0.91% 0.98% 1.38% 1.45% 0.82%
Net Charge-Offs 0.13% 0.18% 0.81% 0.08% 0.46% 0.93%
Indirect Loans
30 to 59 Days Past Due 0.54% 0.49% 0.51% 0.64% 0.49% 0.30%
60 to 89 Days Past Due 0.12% 0.19% 0.16% 0.10% 0.07% 0.08%
Over 90 Days Past Due 0.05% 0.07% 0.06% 0.09% 0.07% 0.03%
Non Accrual 0.30% 0.32% 0.36% 0.39% 0.40% 0.39%
Total 30+ Days Past Due 1.00% 1.08% 1.08% 1.23% 1.04% 0.80%
Net Charge-Offs 0.43% 0.42% 0.54% 0.43% 0.31% 0.39%
Credit Card Loans
30 to 59 Days Past Due 0.27% 0.42% 0.32% 0.40% 0.37% 0.37%
60 to 89 Days Past Due 0.38% 0.18% 0.24% 0.30% 0.48% 0.21%
Over 90 Days Past Due 0.99% 0.72% 0.64% 0.54% 0.00% 0.00%
Total 30+ Days Past Due 1.63% 1.32% 1.20% 1.24% 0.85% 0.58%
Net Charge-Offs 2.82% 4.31% 2.48% 2.63% 3.03% 3.03%
Other Consumer Loans
30 to 59 Days Past Due 1.07% 0.70% 0.47% 0.83% 0.58% 0.42%
60 to 89 Days Past Due 0.15% 0.13% 0.33% 0.75% 0.25% 0.21%
Over 90 Days Past Due 0.12% 0.23% 0.36% 0.35% 0.45% 0.10%
Total 30+ Days Past Due 1.34% 1.07% 1.15% 1.94% 1.28% 0.73%
Net Charge-Offs 2.03% 1.40% 3.35% 1.54% 2.57% 1.45%
Consumer Loan Portfolio - Quarterly Credit Statistics
Loans Past Due As A % of Product Loans

38 Consumer Loan Portfolio By Product – Origination Mix

39 Consumer Loan Portfolio By Product – Loan-To-Values

40 Consumer Loan Portfolio Indirect – 30+ Days Past Dues

41 Consumer Loan Portfolio Indirect – Net Charge-Offs

42 Markets

Markets – Local Economies
Unemployment – vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Consistently
Low Rates Of
Unemploy-
ment In Our
Legacy MSAs
Many Of Our
Legacy
Markets Not
Dependent
On Housing
For Growth
Assets In
FDIC-
Assisted
Acquisition
Markets Are
Protected
Under Loss-
Share
Agreements

Markets – Local Economies
Freddie Mac – Regional Prices
FHLMC, "U.S. Home Prices Declined 1.1% Over
Last Four Quarters" May 26, 2010
Source: Freddie Mac Source: Freddie Mac
Last 5-Year
Housing
Price Last 12 1Q10 vs.
Region States Included Change Months 4Q09
Pacific CA, OR, WA, HI, AK -13.2% 4.5% -7.8%
Middle Atlantic NY, NJ, PA 10.1% 1.0% -1.7%
West South Central LA, AR, TX, OK 16.6% 0.7% -3.5%
West North Central IA, KS, MN, MO, ND, NE, SD -0.2% -1.3% -12.1%
New England CT, MA, ME, NH, RI, VT -6.5% -1.7% -4.5%
East South Central TN, AL, MS, KY 8.7% -1.8% -11.9%
East North Central IL, IN, MI, OH, WI -8.9% -3.4% -11.2%
South Atlantic -5.2% -4.0% -8.8%
Mountain AZ, CO, ID, MT, NM, NV, UT, WY -4.4% -6.1% -10.8%
United States -2.7% -1.1% -8.0%

45 Markets – Local Economies Housing Price Change Vs. U.S. MSAs Source: Freddie Mac, 1Q10 Data Source: Freddie Mac, 1Q10 Data

Markets – Local Economies
House Price Decline Probability
Local Housing
Prices Did Not
Escalate
Rapidly, So
Little House
Price “Snap-
Back”
According To
PMI, Our
Legacy Markets
Have Some Of
The Lowest
Probabilities To
Exhibit Housing
Price Declines
Over Next 2
Years
Source: PMI Economic Real Estate Trends Source: PMI Economic Real Estate Trends

47 IBERIABANK Market Demographics Source: SNL Financial

Markets – Branches
Historical Office Optimization
Entered 3 New Markets
Acquired 12 Offices (All)
Closed/Consolidated 18
Offices (All Types)
Opened 10 New Bank
Offices
Opened 7 Mortgage
Offices
Divested/Sold 1 Office
5 Office Realignments
1999 Through 2005 Since 2005
Entered 26 New Markets
Acquired 138 Offices (All)
Closed/Consolidated 29
Offices (All Types)
Opened 15 New Bank
Offices
Opened 22 Mortgage
Offices
Opened 1 Title Office
11 Office Realignments

Markets - Branches
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
Post
Katrina
Branch
Expansion
13 Offices
2Q10 Loans
Of $184 mm
(+15% Over
1-Year)
2Q10
Deposits Of
$346 mm
(+41% Over
1-Year)

50 Markets – Local Economies Oil & Gas Impact Source: Bloomberg Source: Bloomberg

Summary Of IBKC
Industry Operating Environment--Challenging
•
Housing
•
Credit Risk
•
Interest Rate Risk
•
Operations Risk
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Organic And External Growth
Expense Controls And Revenue Growth
EPS/Stock Price Linkage - Shareholder Focus
Favorable Risk/Return Compared To Peers

52 Loss Share Accounting Example

$20 Million Loan Portfolio Split Into 5 Pools
Original Discounts - $8 Million (Estimated Losses = 40%)
Pool 1 Pool 2 Pool 3 Pool 4 Pool 5
Original Loan Balance $2,500,000 $2,500,000 $5,000,000 $9,000,000 $1,000,000
Discount $500,000 $1,000,000 $3,500,000 $2,700,000 $300,000
Loss Share Example
Pool Assumptions

Impairment in Pool 5
• New Estimated Loss is $500,000
• Original Assigned Discount in Pool is $300,000
• Results in $200,000 of Additional Impairment
Accounting Entries:
• Increase Provision Expense = $40,000
• Increase Indemnification Asset = $160,000
• Increase Loan Loss Reserve = $200,000
Loss Share Example
Loss Within A Pool

Loss Share Example
Loan Improvement
Improvement in Pool 1
• New Estimated Loss is $300,000
• Original Assigned Discount in Pool is $500,000
• Results in $200,000 of Future Interest Income.
• The $200,000 of Future Interest Income will be
Recognized Over the Remaining Life of the Pool
Using the Discounted Cash Flow Method.

Loss Share Example
Consolidated Impact
Additional Impairment on Pool 5 (200,000) $
Improvement  - Less Losses on Pool 1 $200,000
Net Change in Credit Expectations $0
Provision Expense (40,000) $
Income Reclass1 - $
Net Impact (40,000) $
Loan Loss Reserve $200,000
Indemnification Asset 160,000 $
1)
Under
an 80/20 loss share with the FDIC, the $200,000 in improvement will result in approximately $40,000 in additional interest income recognized over the life of the pool and starting in the following quarter.
Quarterly Credit Adjustments
Quarterly Accounting - Income Statement
Quarterly Accounting - Balance Sheet